SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Under Rule 14a-12

HANSBERGER INSTITUTIONAL SERIES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

HANSBERGER INSTITUTIONAL SERIES

HANSBERGER EMERGING MARKETS FUND

February 28, 2007 SPECIAL MEETING OF SHAREHOLDERS

Telephonic Voting Confirmation Form

You have received this document in order to confirm the telephonic voting instructions (“TeleProxyTM”) received and recorded by The Altman Group in conjunction with your investment in the Fund mentioned above. By electing to vote over the phone, you have authorized The Altman Group to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment or postponements thereof, in the manner set forth below. Please retain this form for your records.

1. To elect five trustees to the Board of Trustees of the Trust                      VOTED
(1) Thomas L. Hansberger
(2) Kathryn B. McGrath
(3) Edward M. Tighe
(4) William F. Waters
(5) Ramon Rodriguez

2. To approve a new advisory agreement between Hansberger Institutional Series, on behalf of the Hansberger Emerging Markets Fund and Hansberger Global Investors, Inc.

For information purposes only — No need to respond.

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact The Altman Group at 800-283-2519 between the hours of 10:00 am to 8:00 pm EST.

HANSBERGER INSTITUTIONAL SERIES

HANSBERGER INTERNATIONAL CORE FUND

February 28, 2007 SPECIAL MEETING OF SHAREHOLDERS

Telephonic Voting Confirmation Form

You have received this document in order to confirm the telephonic voting instructions (“TeleProxyTM”) received and recorded by The Altman Group in conjunction with your investment in the Fund mentioned above. By electing to vote over the phone, you have authorized The Altman Group to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment or postponements thereof, in the manner set forth below. Please retain this form for your records.

1. To elect five trustees to the Board of Trustees of the Trust                             VOTED
(1) Thomas L. Hansberger
(2) Kathryn B. McGrath
(3) Edward M. Tighe
(4) William F. Waters
(5) Ramon Rodriguez

2.  To approve a new advisory agreement between Hansberger Institutional Series, on behalf of the Hansberger International Core Fund and Hansberger Global Investors, Inc.

For information purposes only — No need to respond.

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact The Altman Group at 800-283-2519 between the hours of 10:00 am to 8:00 pm EST.

HANSBERGER INSTITUTIONAL SERIES

HANSBERGER INTERNATIONAL GROWTH FUND

February 28, 2007 SPECIAL MEETING OF SHAREHOLDERS

Telephonic Voting Confirmation Form

You have received this document in order to confirm the telephonic voting instructions (“TeleProxyTM”) received and recorded by The Altman Group in conjunction with your investment in the Fund mentioned above. By electing to vote over the phone, you have authorized The Altman Group to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment or postponements thereof, in the manner set forth below. Please retain this form for your records.

1. To elect five trustees to the Board of Trustees of the Trust                                 VOTED
(1) Thomas L. Hansberger
(2) Kathryn B. McGrath
(3) Edward M. Tighe
(4) William F. Waters
(5) Ramon Rodriguez

2.  To approve a new advisory agreement between Hansberger Institutional Series, on behalf of the Hansberger International Growth Fund and Hansberger Global Investors, Inc.

For information purposes only — No need to respond.

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact The Altman Group at 800-283-2519 between the hours of 10:00 am to 8:00 pm EST.

HANSBERGER INSTITUTIONAL SERIES

HANSBERGER INTERNATIONAL VALUE FUND

February 28, 2007 SPECIAL MEETING OF SHAREHOLDERS

Telephonic Voting Confirmation Form

You have received this document in order to confirm the telephonic voting instructions (“TeleProxyTM”) received and recorded by The Altman Group in conjunction with your investment in the Fund mentioned above. By electing to vote over the phone, you have authorized The Altman Group to instruct the persons appointed as proxies to represent your shares at the shareholder meeting, or any adjournment or postponements thereof, in the manner set forth below. Please retain this form for your records.

1. To elect five trustees to the Board of Trustees of the Trust                                   VOTED
(1) Thomas L. Hansberger
(2) Kathryn B. McGrath
(3) Edward M. Tighe
(4) William F. Waters
(5) Ramon Rodriguez

2.  To approve a new advisory agreement between Hansberger Institutional Series, on behalf of the Hansberger International Value Fund and Hansberger Global Investors, Inc.

For information purposes only — No need to respond.

Please review this document to ensure the accuracy of your telephonic voting instructions. As mentioned, this is for informational purposes only and should be kept for your records. If there should be any question about the execution of this proxy or the above-mentioned voting instructions, please contact The Altman Group at 800-283-2519 between the hours of 10:00 am to 8:00 pm EST.

Upon entering the URL (www.myproxyonline.com) the following screen is presented:

Welcome to MyProxyOnline.com!

In order to cast your ballot, you must first log in by entering the Control Number you received. Your control number is located on the proxy card.

LOG IN

Should you have any questions or problems casting your vote, please contact
The Altman Group at 800-314-9816.

After user enters their control number and presses LOG IN:

For security reasons, please enter your Check Digit found on the proxy card:

SUBMIT

MyProxyOnline.com is a service of Talon Financial Technologies, Inc.

Should you have any questions or problems casting your vote, please contact The Altman Group at 800.332.7449.

After user enters their control number and presses SUBMIT:

HANSBERGER INSTITUTIONAL SERIES (THE "TRUST")
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2007

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

To vote as the Trustees recommend, mark this box. ☐

	FOR ALL	WITHHOLD ALL	ALL EXCEPT
1. To elect five trustees to the Board of Trustees of the Trust	☐	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided.) [ ]

	FOR	AGAINST	ABSTAIN
2. To approve a new advisory agreement between Hansberger Institutional Series, on behalf of the International Value Fund and Hansberger Global Investors, Inc.	☐	☐	☐

Submit

MyProxyOnline.com is a service of Talon Financial Technologies, Inc.

Should you have any questions or problems casting your vote, please contact The Altman Group at 800.332.7449.

After user selects a response (FOR, AGAINST, ABSTAIN) and pressed the Submit button:

HANSBERGER INSTITUTIONAL SERIES (THE "TRUST")
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 28, 2007

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

You Voted: **FOR all nominees (except as noted below)**

* **Except the following:** Thomas Hansberger

You Voted: **FOR**

Cast your Proxy Now

MyProxyOnline.com is a service of Talon Financial Technologies, Inc.

Should you have any questions or problems casting your vote, please contact The Altman Group at 800.332.7449.

After user presses the Cast your Proxy Now button:

HANSBERGER INSTITUTIONAL SERIES (THE “TRUST")
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO
BE HELD ON FEBRUARY 28, 2007

Your proxy has been processed successfully.

Return

MyProxyOnline.com is a service of Talon Financial Technologies, Inc.

Should you have any questions or problems casting your vote, please contact The Altman Group at 800.332.7449.

Hansberger Institutional Series

FORM OF

Telephone Script

Introduction

Hello, my name is Wes Freeman and I am calling from Hansberger Global Investors, Inc. (“HGI”), the investment adviser to the [INSERT NAME OF THE FUND]. May I speak with [insert].

Mr./Ms. ___________, HGI is helping solicit shareholder votes with regards to the special meeting of shareholders of the [NAME OF FUND] scheduled for February 28, 2007. Have you received the proxy statement regarding the meeting?

IF NO - Then help the shareholder obtain the proxy materials. In either case, make sure the address is correct or make any necessary corrections.

IF YES – The Board of Trustees of the Hansberger Institutional Series is asking you to consider two proposals, which they have studied carefully and they recommend that you vote in favor of the proposals. For your convenience you can cast your vote by mail, internet, or touch-tone telephone if you have your proxy card.

If shareholder asks how to vote via the internet, the website is www.myproxyonline.com - he/she will need the control number from the proxy card.

If shareholder asks how to vote via touchtone telephone, the telephone number is 1-866-437-4543 - he/she will need the control number from the proxy card.

Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Board of Trustees has recommended that he/she vote in favor of the proposals. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going on-line to www.myproxyonline.com or by calling 1-866-437-4543.

Thank you for your time.

Hansberger Institutional Series

FORM OF

Answering Machine Message

Hello, this is Wes Freeman calling from Hansberger Global Investors, Inc. regarding your investment in the [NAME OF] Fund. You should have recently received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on February 28, 2007.

Your vote is important, please sign, date and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call 1-800-332-7449.

Thank you for your consideration.

FORM OF

Inbound Script (NOBO & Registered holders)

Agent:

Thank you for calling the Hansberger proxy information line, my name is ___________, how may I help/assist you?

Shareholder:

Yes. I received information to contact this number regarding my investment with the Hansberger Institutional Series.

Agent:

Yes Ma’am/Sir, The Special Meeting of Shareholders is scheduled to take place on February 28, 2007. As of today, no vote has been registered for your position. I would be happy to review the proposals with you and record your vote. (Review Proposals if needed)

Shareholder:

If Yes: Agent inquires with shareholder to obtain control number (see below)

If No: Ma’am/Sir, please be advised that the Shareholder Meeting is scheduled to take place on February 28, 2007. If you have any further questions, please feel free to contact us at 1-800-332-7449. Otherwise please visit the website printed on your ballot once you are ready to cast your vote.

Agent: (Yes)

If you would look at your proxy card, you should see a 12 to 14 digit control number. This number is account specific. May I please have that number? (Shareholder provides this number to the agent and agent accesses account)

Agent:

Ma’am/Sir, The Board of Directors is recommending an in favor vote.

Would you like to vote along with the Board’s Recommendation? (Agent records vote accordingly)

Confirmation:

I am recording your (in favor/against/abstain) vote. For confirmation purposes, may I please have your full address? "Confirm Name, Street Address, City, State and Zip." Thank you. You will receive written confirmation of your voting instructions in the mail.